CERTIFICATION PURSUANT TO 8 U.S.C. SECTION 1350,
   AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Reno J. Calabrigo, the President, of Magnum d'Or Resources, Inc. (the "Company"), DOES HEREBY CERTIFY, that:

     1. The Company's Annual Report on Form 10-SBK/A for the year ended September 30, 2003(the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, each of the undersigned has executed this statement this 22nd day of January, 2004


                                        By:  /s/  Reno J. Calabrigo
                                        --------------------------------
                                              Reno J. Calabrigo
                                           President,



     A signed original of this written statement required by Section 906 has been provided to Magnum d'Or Resources, Inc. and will be retained by Magnum d'Or Resources, Inc. and furnished to the Securities and Exchange Commission or it staff upon request.